MSCP V CC Parent, LLC and Subsidiaries Exhibit 99.2
Condensed Consolidated Balance Sheets (Unaudited)
March 31, 2015 and December 31, 2014

	March 31, 2015	December 31, 2014

Assets

Current Assets
Cash and cash equivalents	$6,095,354	$3,332,750
Accounts receivable, less allowance for doubtful accounts of $858,908 and $841,390, respectively	31,529,178	26,985,582
Unbilled receivables	1,837,179	1,831,279
Prepaid expenses and other current assets	1,334,606	1,022,289

Total Current Assets	40,796,317	33,171,900

Equipment and leasehold improvements, net	4,932,464	4,657,855
Intangible assets, net	50,158,425	53,894,682
Goodwill	124,455,751	124,455,751
Debt issuance costs, net	4,462,106	4,772,678
Deposits	670,682	708,260
Cash surrender value of life insurance policy	2,213,317	2,052,908

Total Assets	$227,689,062	$223,714,034

Liabilities and Members' Capital

Current Liabilities
Accounts payable	$799,801	$620,895
Accrued expenses	1,782,100	1,744,460
Accrued payroll	7,817,497	5,074,413
Deferred rent expense	1,399,276	1,465,097

Total Current Liabilities	11,798,674	8,904,865

Deferred compensation liability	2,513,558	2,261,599
Note payable	169,500,000	174,500,000

Total Liabilities	183,812,232	185,666,464

Commitments and Contingencies

Members' Capital	43,876,830	38,047,570

Total Liabilities and Members' Capital	$227,689,062	$223,714,034

The Accompanying Notes are an Integral Part of These Condensed Consolidated Financial Statements

MSCP V CC Parent, LLC and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Three Months Ended March 31, 2015 and 2014

	Three Months Ended
	March 31, 2015	March 31, 2014

Revenue	$62,512,182	$50,203,050
Cost of Revenue	36,063,680	29,513,555
Gross Profit	26,448,502	20,689,495
Operating Expenses
General and administrative	13,589,008	10,956,154
Depreciation and amortization	4,169,075	4,129,568
Total Operating Expenses	17,758,083	15,085,722
Income from Operations	8,690,419	5,603,773

Other Expenses
Interest expense	3,077,477	1,536,294
Other	15,845	11,240
Total Other Expenses	3,093,322	1,547,534

Income before Provision for State Income Taxes and Limited Liability Company Fees	5,597,097	4,056,239
Provision for State Income Taxes and Limited Liability Company Fees	58,692	148,077
Net Income	$5,538,405	$3,908,162

The Accompanying Notes are an Integral Part of These Condensed Consolidated Financial Statements

MSCP V CC Parent, LLC and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
For the Three Months Ended March 31, 2015 and 2014

	Three Months Ended
	March 31, 2015	March 31, 2014
Cash Flows from Operating Activities
Net income	$5,538,405	$3,908,162
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of equipment and leasehold improvements	432,818	393,311
Amortization of intangible assets	3,736,257	3,736,257
Provision for doubtful accounts	17,518	(62,166)
Amortization of debt issuance costs	310,572	343,896
Unit-based compensation expense	290,855	223,770
Net gain on cash surrender value of life insurance policy	(52,112)	(9,920)
Changes in assets and liabilities:
Accounts receivable	(4,561,114)	1,122,246
Unbilled receivables	(5,900)	(4,375,112)
Prepaid expenses and other current assets	(312,317)	(184,492)
Deposits	37,578	11,206
Accounts payable	178,906	142,644
Accrued expenses	37,640	51,187
Accrued payroll	2,743,084	2,570,773
Deferred rent expense	(65,821)	(16,338)
Deferred compensation liability	251,959	42,693
Net Cash Provided by Operating Activities	8,578,328	7,898,117

Cash Used by Investing Activities
Purchase of equipment and leasehold improvements	(707,427)	(221,080)
Premiums paid for life insurance policy	(108,297)	(9,397)
Net Cash Used by Investing Activities	(815,724)	(230,477)

Cash Used by Financing Activities
Payments on note payable	(5,000,000)	(5,500,000)
Distributions to members	—	(91,635)
Total Cash Used by Financing Activities	(5,000,000)	(5,591,635)

Net Increase in Cash and Cash Equivalents	2,762,604	2,076,005
Cash and Cash Equivalents, Beginning of Period	3,332,750	5,081,337
Cash and Cash Equivalents, End of Period	$6,095,354	$7,157,342

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period for:
Interest	$2,768,084	$1,204,743
State Income Taxes and Limited Liability Company Fees	$380,021	$164,880

The Accompanying Notes are an Integral Part of These Condensed Consolidated Financial Statements

MSCP V CC Parent, LLC and Subsidiaries
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1 – Financial Statement Presentation

The condensed consolidated financial statements of MSCP V CC Parent, LLC and Subsidiaries (collectively the “Company”) include the accounts of MSCP V CC Parent, LLC (“Parent”) and its wholly owned subsidiaries, MSCP V CC Midco, LLC (“Midco”), Creative Circle, LLC (“Creative Circle”) and Creative Circle, ULC (“Creative Circle ULC”).

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by US GAAP for complete financial statements. The condensed consolidated financial statements include adjustments consisting of normal recurring items, which, in the opinion of management, are necessary for a fair presentation of the financial position of MSCP V CC Parent, LLC and Subsidiaries and its results of operations for the interim dates and periods set forth herein. The results for any of the interim periods are not necessarily indicative of the results to be expected for the full year or any other period. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the company’s consolidated financial statements for the year ended December 31, 2014.

Note 2 – Subsequent Events

The Company has considered subsequent events through August 6, 2015, the date the condensed consolidated financial statements were available to be issued, in preparing the condensed consolidated financial statements and notes thereto.

Pursuant to a Membership Interest Purchase Agreement dated June 5, 2015, all issued and outstanding limited liability interests of Parent were acquired by On Assignment, Inc., a publicly traded professional staffing company, for aggregate consideration of $570,000,000. This consideration was comprised of $540,000,000 in cash, subject to certain customary post-closing adjustments, and $30,000,000 of stock of On Assignment, Inc. The purchase agreement also provided for a potential earn-out payment to certain members of Parent of up to $30,000,000 upon the achievement of future operating performance. As a result of this transaction, all outstanding units of the Company’s Class A Unit Options Plan became fully vested and exercisable in accordance with the Plan agreement. Additionally, as a result of these transactions, the Company’s deferred bonus plan became fully vested and payable within 30 days of the close of the transaction.

In June 2015 and as provided for in the Membership Interest Purchase Agreement, the Company completed the merger of Parent, Midco, and Creative Circle, with Creative Circle as the surviving entity.

In June 2015, the Company paid off all outstanding loan amounts under its credit agreements. Further, the Company simultaneously terminated its credit agreements (see Note 5).

MSCP V CC Parent, LLC and Subsidiaries
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 3 – Income Taxes

Parent is a multi-member limited liability company that is treated as a partnership for federal and state income tax purposes.   Creative Circle and Midco are single member limited liability companies.  Creative Circle, Midco and Creative Circle, ULC are generally treated as disregarded entities for federal and state income tax purposes.  As such, activity of Creative Circle, Midco and Creative Circle, ULC is included in the federal and state income tax returns filed by Parent.  The owners of Parent report their allocable share of Parent’s taxable income or loss on their income tax returns.  Tax returns filed by Parent and its owners are subject to examination by tax authorities.

Creative Circle, ULC is required to file Canadian income tax returns.

The determination of the Company’s provision for income taxes requires significant judgment, the use of estimates and the interpretation and application of complex tax laws. The Company’s provision for state income taxes and limited liability company fees primarily reflects a combination of income earned and taxed in various U.S. federal and state, as well as foreign jurisdictions. Jurisdictional tax law changes, increases or decreases in permanent differences between book and tax items, accruals or adjustments of accruals for tax contingencies or valuation allowance and the Company’s change in the mix of earnings from these taxing jurisdictions all affect the overall effective tax rate.

Note 4 – Goodwill and Intangible Assets

Intangible assets consisted of the following:	March 31, 2015	December 31, 2014
Intangible assets subject to amortization:

Management agreements	$38,636,000	$38,636,000
Staffing database	11,863,000	11,863,000
Customer relationships	32,635,000	32,635,000
	83,134,000	83,134,000
Less: accumulated amortization	(37,362,575)	(33,626,318)

Intangible assets subject to amortization, net	45,771,425	49,507,682

Intangible assets not subject to amortization:

Trade names and domain name	4,387,000	4,387,000

Total intangible assets	50,158,425	53,894,682

Goodwill	124,455,751	124,455,751

Total intangible assets and goodwill	$174,614,176	$178,350,433

MSCP V CC Parent, LLC and Subsidiaries
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 4 – Goodwill and Intangible Assets (continued)

The management agreements, staffing database and customer relationships have estimated useful lives of five years, three years and ten years, respectively. The aggregate amortization expense for intangible assets subject to amortization was $3,736,257 for each of the three months ended March 31, 2015 and March 31, 2014. Estimated amortization expense for the remainder of this year and each of the next four years and thereafter is as follows:

2015	$10,220,193
2016	10,990,700
2017	9,058,900
2018	3,263,500
2019	3,263,500
Thereafter	8,974,632

$45,771,425

The management agreements, staffing database, customer relationships, tradenames and domain name and goodwill resulted from a 2012 business combination and merger.

Note 5 – Credit Agreements

The Company entered into a credit agreement (“Credit Agreement”) with a bank in June 2014. The proceeds from the Credit Agreement were used to repay the outstanding balance on previous loans and to finance the one-time distribution of $120,000,000 to the members of Parent. The Credit Agreement consists of $150,000,000 of a first lien term loan (“First Lien Term Loan”), $15,000,000 of a revolving loan (“Revolving Loan”) and $35,000,000 of a second lien term loan (“Second Lien Term Loan”). The First Lien Term Loan requires a quarterly principal payment equal to 0.25% of the original loan amount through March 2020 with the outstanding principal balance maturing in June 2020. The Revolving Loan and Second Lien Term Loan mature in June 2019 and June 2021, respectively, with no required principal payments until the maturity dates. The Credit Agreement is collateralized by substantially all assets of the Company.

Subject to the Credit Agreement, the Company is allowed to choose the applicable basis for determining the rate of interest with respect to the First Lien Term Loan, Revolving Loan and Second Lien Term Loan. In each case, the interest may be calculated using either a base rate as defined or LIBOR rate. With respect to the First Lien Term Loan, base rate loans bear interest at the applicable base rate plus 3.5%, while LIBOR rate loans bear interest at adjusted LIBOR (with floor rate of 1.0%) plus 4.5%. With respect to the Revolving Loan, base rate loans bear interest at the applicable base rate plus 3.5%, while LIBOR rate loans bear interest at adjusted LIBOR plus 4.5%. With respect to the Second Lien Term Loan, base rate loans bear interest at the applicable base rate plus 7.5% while LIBOR rate loans bear interest at adjusted LIBOR (with floor rate of 1.0%) plus 8.5%. With respect to the Revolving Loan, there is a commitment fee equal to the average daily excess of the Revolving Loan commitment amount over the aggregate principal amount of the outstanding Revolving Loan multiplied by 0.50%.

MSCP V CC Parent, LLC and Subsidiaries
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 5 – Credit Agreements (continued)

Subject to the terms of the Credit Agreement, the Company may also issue letters of credit under the Revolving Loan. The Company pays interest for all outstanding letters of credit drawn against the Revolving Loan at an annual rate equivalent to the applicable interest rate under the Revolving Loan. Total letters of credit issued under the Revolving Loan cannot exceed $10,000,000. Outstanding letters of credit as of March 31, 2015 and December 31, 2014 were $75,000.

The Credit Agreement contains a financial covenant which requires the Company not to exceed certain leverage ratios at different periods, as defined. The Credit Agreement also contains certain non-financial covenants which restrict the Company from taking certain actions, including, but not limited to, incurrence or assumption of additional indebtedness, investment and business acquisition.

As of March 31, 2015 and December 31, 2014, the amount outstanding under the First Lien Term Loan was $132,000,000 and $137,000,000, respectively. For the three months ended March 31, 2015, the First Lien Term Loan incurred interest at the LIBOR rate plus the applicable LIBOR rate margin (which aggregated 5.5% at March 31, 2015). As of March 31, 2015 and December 31, 2014, the amount outstanding under the Revolving Loan was $2,500,000. For the three months ended March 31, 2015, the Revolving Loan incurred interest at the LIBOR rate plus the applicable LIBOR rate margin (which aggregated 4.69% at March 31, 2015). As of March 31, 2015 and December 31, 2014, the amount outstanding under the Second Lien Term Loan was $35,000,000. For the three months ended March 31, 2015, the Second Lien Term Loan incurred interest at the LIBOR rate plus the applicable LIBOR rate margin (which aggregated 9.50% at March 31, 2015). For the three months ended March 31, 2014, the Company incurred interest on its term loan under a previous credit agreement at 6.5%.

The Company made additional voluntary principal payments to the First Lien Term Loan which was applied by the bank to future scheduled payments. As a result, the Company is not obligated to make any principal payments from 2015 through 2019 with respect to the First Lien Term Loan. The future minimum contractual annual maturities of the term loans and Revolving Loan, after consideration of additional voluntary principal payments and not reflecting the June 2015 pay off and termination of the credit agreements, for the remainder of this year and each of the next four years and thereafter are as follows:

2015	$ -
2016	-
2017	-
2018	-
2019	-
Thereafter	169,500,000

$169,500,000

In December 2014, the Company entered into an interest rate cap agreement to reduce its exposure to variable rate interest payments associated with the Credit Agreement. The interest rate cap is for a notional amount of $92,500,000 with a 3-month LIBOR cap of 4.00% through December 2016. As of March 31, 2015 and December 31, 2014, the fair value of the interest rate cap is nominal and accordingly, has not been reflected in the condensed consolidated balance sheets.

As mentioned in Note 2, in June 2015, the Company paid off all amounts outstanding at March 31, 2015 and terminated all of its credit agreements.

MSCP V CC Parent, LLC and Subsidiaries
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 6 – Unit-Based Compensation

Unit-based compensation expense was $290,855 and $223,770 for the three months ended March 31, 2015 and 2014, respectively. Unit-based compensation expense is included in the condensed consolidated statements of income in general and administrative expenses.

During the three months ended March 31, 2014, 1,385,000 options were issued with grant date fair values ranging from $0.62 to $0.66, remaining contractual lives ranging from 9.1 to 9.2 years and an exercise price of $0.73. No options were issued during the three months ended March 31, 2015.

Note 7 – Deferred Bonus Plan

On June 25, 2014, in conjunction with a unit option re-pricing, the Company created an employer-funded, non-qualified deferred bonus plan for the employees who were awarded with Unit Options in October 2012. The deferred bonus equals $0.15 per unit of the 6,895,000 outstanding Unit Options awarded in October 2012. The deferred bonus will become vested, subject to the participant’s continued employment, on the same vesting dates and in the same proportion as the Options. The deferred bonus will be paid, in cash, within 30 days after the first to occur: (1) a change in control as defined or (2) June 25, 2021. Compensation expense related to the deferred bonus is recognized over time through October 2017, the date the deferred bonus becomes 100% vested. As of March 31, 2015 and December 31, 2014, the deferred bonus plan liability was $232,706 and $155,138, respectively. As of March 31, 2015, none of the deferred bonus was vested.

As mentioned in Note 2, due to a change in control as defined, the deferred bonus plan became fully vested. As a result, the Company paid $1,034,250 to the participants of the deferred bonus plan in June 2015.

Note 8 - Commitments and Contingencies

Operating Leases

The Company has entered into various non-cancelable operating leases, primarily related to its facilities and certain office equipment used in the ordinary course of business.

Legal Matters

From time to time, the Company is named in various legal proceedings arising in the ordinary course of business. In management’s opinion, all such matters are adequately provided for, covered by insurance or, if not so covered or provided for, are without merit.